ECLIPSE FUNDS

                       Supplement dated December 12, 2000



THE INFORMATION BELOW SUPPLEMENTS THE INFORMATION CONTAINED IN THE ECLIPSE FUNDS' PROSPECTUS, DATED MAY 1, 2000. THIS SUPPLEMENT SHOULD BE READ WITH THE PROSPECTUS AND ANY PREVIOUSLY ISSUED SUPPLEMENT.

On December 12, 2000, Towneley Capital Management, Inc. ("Towneley"), the investment adviser to each series of Eclipse Funds (the "Funds"), sold certain segments of its portfolio management businesses, including the business, operations and activities that Towneley conducted relating to providing investment advisory services to the Funds, to New York Life Investment Management Holdings LLC (the "Transaction").

As a result of the  Transaction,  New York Life  Investment  Management  LLC, 51
Madison Avenue, New York, NY 10010 ("NYLIM"), replaced Towneley as the investment adviser to the Funds effective December 12, 2000, pursuant to a new investment management agreement ("New Agreement") approved by the shareholders of the Funds at a shareholder meeting held on December 5, 2000. The New Agreement is the same in all material respects as the previous investment management agreement with Towneley, including the amount of advisory fees charged. In addition, under the New Agreement, NYLIM will provide fund administration services.

For the initial two-year term of the New Agreement, NYLIM has undertaken that there will be no increase in the annual ordinary operating expense ratios (excluding transfer agency expenses) of the Funds above those for the twelve months ended December 31, 2000 (excluding transfer agency expenses). In the case of transfer agency expenses, NYLIM has also undertaken that during the initial two-year period, any increase in a Fund's transfer agency expenses above those that would have been experienced by that Fund if the old transfer agency agreement (i.e., pre-Transaction) were still in effect will be borne by NYLIM. In addition, NYLIM has contractually agreed to waive advisory fees of 0.20% of the Ultra Short Term Income Fund's average daily net assets through December 31, 2002, and NYLIM will also continue to voluntarily waive through December 31, 2002 the advisory fees that Towneley had voluntarily waived with respect to this Fund. NYLIM may discontinue all or part of the voluntary waiver at any time after that date.

The operations and management of the Fund are not materially affected by the Transaction. The investment personnel primarily responsible for the management of the Funds are expected to remain unchanged since employees of Towneley devoted to the Funds have become, or will become, employees of NYLIM.

The Funds have replaced certain service providers with new service providers as a result of the Transaction. The new service providers and their addresses are as follows:

     Transfer Agent and Shareholder
     Services Agent:                        Mainstay Shareholder Services LLC
                                            260 Cherry Hill Road
                                            Parsippany, NJ 07075

     Sub-Transfer Agent:                    Boston Financial Data Services, Inc.
                                            2 Heritage Drive
                                            North Quincy, MA 02171

     Custodian:                             The Bank of New York
                                            48 Wall Street
                                            New York, NY 10286

     Distributor:                           NYLIFE Distributors Inc.
                                            300 Interpace Parkway
                                            Parsipany, NJ  07054

The exchange feature of the Funds has been expanded so that a shareholder in a Fund is entitled to exchange some or all of those shares of a Fund for shares in any series of Eclipse Funds Inc. Eclipse Funds Inc., a Maryland corporation, is a registered investment company currently consisting of the following eleven funds: Eclipse Growth Equity Fund, Eclipse Value Equity Fund, Eclipse Indexed Equity Fund, Eclipse International Equity Fund, Eclipse Bond Fund, Eclipse Indexed Bond Fund, Eclipse Short-Term Bond Fund, Eclipse Money Market Fund,
Eclipse Asset Manager Fund, Eclipse International Bond Fund, and Eclipse EAFE Index Fund. Generally, exchanges between the Funds and the series of Eclipse Funds Inc. may be made without a charge.


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